SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [ ] Filed by a Party other than the Registrant [ ]

Check the appropriate box: [ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
[X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material under §240.14a‑12

SEVERN BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Severn Bancorp, Inc.

200 Westgate Circle, Suite 200, Annapolis, Maryland 21401

April 23, 2019

To the Stockholders of Severn Bancorp, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Severn Bancorp, Inc. to be held on Thursday, May 16, 2019, at 9:00 a.m. Eastern Time, at the DoubleTree Hotel, 210 Holiday Court, Annapolis, Maryland  21401.

At the Annual Meeting, you will be asked to (i) elect two directors, each to serve for a three-year term,  (ii) ratify the appointment of BDO USA, LLP as independent registered public accounting firm of Severn Bancorp, Inc. for the year ending December 31, 2019,  (iii) approve the Severn Bancorp, Inc. 2019 Equity Incentive Plan, and (iv) transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The Board of Directors unanimously recommends that you vote (i) FOR the election of two of the Board’s nominees for election as directors, (ii) FOR the ratification of BDO USA, LLP as independent registered public accounting firm for Severn Bancorp, Inc. for the year ending December 31, 2019, and (iii) FOR the approval of the Severn Bancorp, Inc. 2019 Equity Incentive Plan.  We encourage you to read the accompanying Proxy Statement, which provides information about Severn Bancorp, Inc. and the matters to be considered at the Annual Meeting.

All stockholders and properly appointed proxy holders may attend the Annual Meeting.  Stockholders who plan to attend the meeting must present valid photo identification along with the invitation that is enclosed with the proxy card. If you hold your shares in a brokerage account, please also bring proof of your share ownership, such as a broker’s statement showing that you owned shares of Severn Bancorp, Inc. on the record date of March 6, 2019 or a legal proxy from your broker or nominee.  As noted above, a legal proxy is required if you hold your shares in a brokerage account and you plan to vote in person at the Annual Meeting.  Stockholders of record will be verified against an official list available at the Annual Meeting.  Severn Bancorp, Inc. reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date.  No cameras, recording equipment, large bags, briefcases or packages will be permitted into the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.  Any proxy given may be revoked by you in writing or in person at any time prior to its exercise.

Sincerely,
/s/Alan J. Hyatt
Alan J. Hyatt
Chairman, President and
Chief Executive Officer

SEVERN BANCORP, INC.

200 Westgate Circle, Suite 200

Annapolis, Maryland  21401

(410) 260‑2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

May 16, 2019

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Severn Bancorp, Inc. will be held at the DoubleTree Hotel, 210 Holiday Court, Annapolis, Maryland 21401 on Thursday, May 16, 2019, at 9:00 a.m. Eastern Time, and at any adjournments thereof, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.	To elect Raymond S. Crosby and Eric M. Keitz to serve as directors for a three-year term;
2.	To ratify the appointment of BDO USA, LLP as independent registered public accounting firm for Severn Bancorp, Inc. for the year ending December 31, 2019;
3.	To approve the Severn Bancorp, Inc. 2019 Equity Incentive Plan; and
4.	To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments of the Annual Meeting.

Except for procedural matters, the Board of Directors is not aware of any other matters that may come before the Annual Meeting and any adjournments of the Annual Meeting.

Stockholders of record at the close of business on March 6, 2019 are entitled to notice of and to vote at the Annual Meeting and at any adjournments of the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 16, 2019

The proxy statement for the Annual Meeting, the form of proxy card, and the Annual Report to Stockholders for the year ended December 31, 2018 are available at www.edocumentview.com/SVBI.

By Order of the Board of Directors
/s/Paul B. Susie
Paul B. Susie
Secretary

Annapolis, Maryland

April 23, 2019

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO ITS EXERCISE.

PROXY STATEMENT
FOR
SEVERN BANCORP, INC.
200 WESTGATE CIRCLE, SUITE 200
ANNAPOLIS, MARYLAND  21401
(410) 260‑2000

This proxy statement contains information about the Annual Meeting of Stockholders of Severn Bancorp, Inc. to be held on Thursday, May 16, 2019, at 9:00 a.m. Eastern Time at the DoubleTree Hotel, 210 Holiday Court,  Annapolis, Maryland 21401 (the “Annual Meeting”).

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

Severn Bancorp, Inc. (the “Company”) sent you this Proxy Statement and the enclosed proxy card because you were a stockholder of the Company at the close of business on March 6, 2019, the record date for the Annual Meeting (the “Record Date”).  The Company’s Board of Directors chose this day as the record date for stockholders entitled to vote at the Annual Meeting.  The Board of Directors is soliciting your proxy to be voted at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

The Company began sending this Proxy Statement, Notice of Annual Meeting and the enclosed proxy card on or about April 23, 2019 to all stockholders of record on the Record Date.  On the Record Date, there were 12,775,087 shares of the Company’s common stock issued and outstanding.  The Company’s Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2018, accompanies this Proxy Statement.

May I attend the Annual Meeting?

All stockholders and properly appointed proxy holders may attend the Annual Meeting.  Stockholders who plan to attend the meeting must present valid photo identification along with the invitation that is enclosed with the  proxy card.  If you misplace the invitation, please bring proof of your share ownership, such as a broker’s statement showing that you owned shares of the Company on the record date of March 6, 2019 or a legal proxy from your broker or nominee.  As noted above, a legal proxy is required if you hold your shares in a brokerage account and you plan to vote in person at the Annual Meeting.  Stockholders of record will be verified against an official list available at the Annual Meeting.  The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the Record Date.  No cameras, recording equipment, large bags, briefcases or packages will be permitted into the Annual Meeting.

How do I vote by proxy?

You vote your proxy by completing the enclosed proxy card in accordance with its instructions, signing and dating the proxy card and returning it in the postage-paid envelope.  Your vote is important.  Whether you plan to attend the Annual Meeting or not, the Company urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly complete your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

•	“FOR” the election of the two nominees for director;
•	“FOR” ratification of the appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2019; and
•	“FOR” the approval of the Severn Bancorp, Inc. 2019 Equity Incentive Plan.

In addition, the proxy card confers authority on the proxy named in the proxy card to vote with respect to:

1.	The election of any person as a director should the nominee be unable to serve or, for good cause, will not serve;
2.	Other proposals for which management did not have notice by February 25, 2019; and
3.	Matters incidental to the conduct of the Annual Meeting.

On these other matters, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in their own discretion.  At the time this Proxy Statement was mailed, the Company knew of no matters that needed to be acted upon at the Annual Meeting, other than those discussed in this Proxy Statement.

If you hold your shares in “street name” through your broker, bank or other nominee, you must vote in accordance with the voting instructions provided by your broker, bank or other nominee.

If you are a participant in the Company’s tax-qualified employee stock ownership plan (“ESOP”) through which you own shares of Company common stock, the trustee of the ESOP votes all the shares held by the ESOP, but each participant may direct the trustee how to vote the shares of Company common stock allocated to his or her plan account.  If you own shares through the ESOP and you do not vote by May 9, 2019, the ESOP trustee will vote your shares in accordance with the terms of the ESOP.

How many votes do I have?

The number of votes you have is dependent on the number of shares of common stock you own.  Each share of common stock entitles you to one vote.  The proxy card indicates the number of shares of common stock that you own.

Can I change my vote after I return my proxy card?

Yes.  Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised if you file with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date.  You may also revoke the proxy if you attend the meeting in person and so request.  Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

How do I vote in person?

If you plan to attend the meeting and vote in person, the Company will give you a ballot form when you arrive.  However, if you hold your shares in “street name” through your broker, bank, or other nominee, you must bring a proxy card and letter from such broker, bank or other nominee authorizing you to vote the shares and indicating that you were the beneficial owner of the shares on the Record Date for voting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the Annual Meeting.  Proxies that are marked as abstentions and broker non-votes (described below) will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

What vote is required for each proposal?

The two nominees for director who receive the most votes cast at the Annual Meeting will be elected.  Shares voted “withhold authority”, and broker non-votes will not be counted as votes cast and will have no effect on the results of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

To ratify the selection of the independent registered public accounting firm,  the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting. Shares voted “abstain” and broker non-votes will not be counted as votes cast and will have no effect on the results of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

To approve the Severn Bancorp, Inc. 2019 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting. Shares voted “abstain” and broker non-votes will not be counted as votes cast and will have no effect on the results of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

To approve any other matter that may properly come before the Annual Meeting, generally must receive the affirmative vote of a majority of the votes cast at the Annual Meeting.  However, there may be occasions where a greater vote is required by law, or by the Company’s Articles of Incorporation or Bylaws.

What is a broker non-vote?

If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, you must instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker, bank or other nominee can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.  Under New York Stock Exchange rules, brokers are not permitted to vote shares for which they have not received instruction on how to vote on non-routine matters.

If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, your broker, bank or other nominee has discretionary voting authority to vote your shares on the ratification of BDO USA, LLP, even if the broker, bank or other nominee does not receive voting instructions from you.  However, your broker, bank or other nominee does not have discretionary authority to vote on the election of directors or to approve the Severn Bancorp, Inc. 2019 Equity Incentive Plan, in either case a broker non-vote will occur and your shares will not be voted on these matters.  Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.

Who will bear the costs of solicitation of proxies?

The Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. The proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals.  In addition, the Company may pay for and utilize the services of individuals or companies it does not regularly employ in connection with the solicitation of proxies; however, the Company currently has no such arrangement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 16, 2019

The proxy statement for the Annual Meeting, the form of proxy card, and the Annual Report to Stockholders for the year ended December 31, 2018 are available at www.edocumentview.com/SVBI.

Directions to the Annual Meeting are available by calling our executive offices at (410) 260‑2000 during regular business hours.

STOCK OWNERSHIP

The following table shows the beneficial ownership of the Company’s common stock as of March 6, 2019, the Record Date, by (i) each director and nominee for director; (ii) the executive officers named in the Summary Compensation Table; and (iii) all directors and executive officers as a group.

The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission (“SEC”) and, accordingly, include securities as to which the person has or shares voting or investment power.  Shares of common stock which a person has the right to acquire within 60 days after the Record Date are deemed outstanding for computing the share ownership and percentage ownership of the person having such right, but are not deemed outstanding for computing the percentage of any other person.  The same shares may be beneficially owned by more than one person.  Beneficial ownership may be disclaimed as to certain of the securities.

Name of Individual	Amount and Nature of Beneficial Ownership		Percent of Class
Nominees for Director:

Raymond S. Crosby	48,450	(1)	*
Eric M. Keitz **	42,800	(2)	*

Directors Continuing in Office:

Alan J. Hyatt **	2,711,952	(3)	21.3%
James H. Johnson, Jr.	3,600	(4)	*
David S. Jones	53,475	(5)	*
John A. Lamon, III	79,900	(6)	*
Mary Kathleen Sulick	1,500	(7)
Konrad M. Wayson	65,675	(8)	*

Director Whose Term Expires at the 2019 Annual Meeting:

Albert W. Shields	114,750	(9)	*

Executive Officers Who are not Directors:
Christopher Chick**	9,462	(10)	*

All directors, nominees for directors and executive officers as a group (10 persons)	3,131,564	(11)	24.5%

*     Less than 1%.

**   Also a named executive officer.

(1)	Includes 46,050 shares owned by Mr. Crosby and his wife. Also included are 2,400 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(2)	Includes 36,000 shares owned by Mr. Keitz and 6,800 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(3)

Includes 131,269 shares owned by Mr. Alan Hyatt, 1,376,564 shares owned by Mr. Alan Hyatt and his wife, 15,927 shares Mr. Alan Hyatt controls as custodian for his children, 144,969 shares allocated to Mr. Alan Hyatt as a participant in the ESOP, 36,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date, 7,738 shares owned by Mrs. Hyatt, 12,250 shares held by a company of which Mr. Alan Hyatt is the general partner, 2,000 shares held by the ESOP, for which Mr. Alan Hyatt is a co-trustee, which were not allocated to the accounts of participants as of the Record Date, and 987,190 shares held by an estate for which Mr. Hyatt is co-personal representative.

(4)	Includes 2,000 shares owned by Dr. Johnson and his wife. Also included are 1,600 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(5)

Includes 2,000 shares owned by Mr. Jones, 17,287 shares Mr. Jones controls as custodian for his children, 27,699 shares owned by Southern Drywell, Inc., of which Mr. Jones has a 50% interest as a co-owner and 4,089 shares owned by a trust that Mr. Jones controls as a co-trustee and beneficiary. Also included are 2,400 shares issuable upon exercise of options exercisable within 60 days of Record Date.

(6)	Includes 77,500 shares owned by Mr. Lamon and his wife. Also included are 2,400 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(7)	Includes 1,500 shares owned by Ms. Sulick.
(8)	Includes 65,675 shares owned by Mr. Wayson.
(9)

Includes 93,600 shares owned by a family trust controlled by Mr. Shields, and 18,750 shares of common stock held individually. Also included are 2,400 shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(10)

Includes 9,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date and 462 shares allocated to Mr. Chick as a participant in the ESOP. Mr. Chick resigned from the Company on February 19, 2019. His vested options will expire 90 days from his date of resignation.

(11)

Includes, among the other shares described above, a total of 145,471 shares allocated to the executive officers as participants in the ESOP, 2,000 shares held by the ESOP, for which a director and an executive officer act as co-trustees, which shares were not allocated as of the Record Date, and a total of 67,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.

The following table presents information regarding the beneficial ownership of common stock as of March 6, 2019 by each person known to be the beneficial owner of more than 5% of the outstanding common stock of the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Alan J. Hyatt (1) Sharon G. Hyatt Estate of Frances G. Hyatt 200 Westgate Circle, Suite 200 Annapolis, Maryland 21401	2,711,952	21.3%

Jo Ann Hyatt Modlin (2) Estate of Frances G. Hyatt 200 Westgate Circle, Suite 200 Annapolis, Maryland 21401	1,093,641	8.6%

(1)

Includes 131,269 shares owned by Mr. Alan Hyatt, 1,376,564 shares owned by Mr. Alan Hyatt and his wife, 15,972 shares Mr. Alan Hyatt controls as custodian for his children, 144,969 shares allocated to Mr. Alan Hyatt as a participant in the ESOP, 36,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date, 7,738 shares owned by Mrs. Hyatt, 12,250 shares held by a company of which Mr. Alan Hyatt is the general partner, 2,000 shares held by the ESOP, for which Mr. Alan Hyatt is a co-trustee, which were not allocated to the accounts of participants as of the record date, and 987,190 shares that are held by the estate of Frances G. Hyatt  for which Mr. Hyatt is co-personal representative.

(2)

Includes 987,190 shares held by the estate of Frances G. Hyatt  for which Mrs. Modlin is co-personal representative, 90,714 shares owned by Mrs. Modlin and her husband,  14,520 shares Mrs. Modlin controls as custodian for her children, and 1,217 shares of common stock allocated to Mrs. Modlin as an inactive participant in the ESOP.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

Proposal 1:          Election of Directors

General.  The Company’s bylaws provide that the Board of Directors shall consist of from seven to eleven directors.  The Board of Directors currently consists of nine members divided into three classes. Following the Annual Meeting, the Board size will be reduced to eight members.  Generally, the members of each class are elected for a term of three years and one class is elected annually.   Accordingly, the Board has nominated Raymond S. Crosby and Eric M. Keitz to serve as directors for a three-year term.  Both of the nominees are incumbent directors.

Nominees for Election. The Board of Directors has nominated the persons named below, all of whom are present members of the Board of Directors of the Company, for election as directors of the Company to serve for three year terms and until their successors are elected and qualified:

Nominees:

Raymond S. Crosby.      Raymond Crosby, 56, has been a director of the Company since 2012 and a director of the Bank since 2011. Mr. Crosby is President of Crosby Marketing Communications, a nationally- recognized advertising, public relations and digital marketing firm with headquarters in Annapolis and offices in Washington, DC. Mr. Crosby leads a team of 85 professionals in developing integrated marketing programs for health care organizations, federal agencies, advocacy groups and leading corporations.  He provides high level strategic counsel to clients and handles new business development, financial oversight and industry involvement on behalf of the firm. He serves on the Council of Governors for the American Association of Advertising Agencies and is a former Chairman of the Anne Arundel County Chamber of Commerce. Mr. Crosby is a lifelong Annapolitan and graduated from the University of North Carolina at Chapel Hill. Mr. Crosby is currently a member of the Compensation Committee and Audit Committee. Mr. Crosby’s 30+ years of business experience is important to the oversight of the Company’s financial reporting, enterprise and operational risk management.

Eric M. Keitz.      Eric M. Keitz, 58, joined Severn Bancorp, Inc. as Chief Operating Officer in 2017.  Prior to joining the Bank, Mr. Keitz was a practicing Certified Public Accountant with extensive experience in auditing, corporate and partnership taxation, and SEC reporting. Mr. Keitz has been a member of the Severn Bank Board since 2009 and a member of the Severn Bancorp Board since 2010.  He previously served as Chairman of the Auditing and Examining Committee and as a member of the Governance, Compensation, and Regulatory Compliance/Risk Committees.  He currently serves on several non-profit boards in Anne Arundel County and is a member of the Audit Committee of the Annapolis Yacht Club. Mr. Keitz’s many years of business experience is important to the oversight of the Company’s financial reporting, enterprise and operational risk management.

Director whose term will expire at the 2019 annual meeting of stockholders is:

Albert W. Shields.    Albert W. Shields, 74, has been a director of the Company and the Bank since 2003. Mr. Shields has over 35 years of experience in the real estate and development industry, and currently provides independent consulting services to business executives. He served as Senior Vice President of Home Depot Inc. from 2003 through 2008.  From 1986 to 2002, Mr. Shields was the Chief Executive Officer of Floors, Inc. a flooring specialty company with thirteen centers located on the east coast.  In 2002, the company was sold to Home Depot, Inc. Mr. Shields is a charter member of Heritage Charities and Maddy’s Day for the benefit of Lombardi Cancer Centers. Mr. Shields is a member of the Company’s Audit and Examining Committee and the Compensation Committee. Mr. Shields’ many years of business experience is important to the oversight of the Company’s financial reporting, enterprise and operational risk management.

Directors continuing in office whose terms will expire at the 2020 annual meeting of stockholders are:

David S. Jones.      David S. Jones, 59, has been a director of the Company since 2012 and a director of the Bank since 2011.  In 1983 Mr. Jones cofounded Southern Drywell, Inc., a septic system contractor, and serves as its President. Mr. Jones also cofounded Jones of Annapolis, Inc., a demolition and excavation contractor, in 1980 and serves as the

Secretary/Treasurer.  Both companies are located in Annapolis.  He has developed, owned and leased commercial and residential real estate throughout Anne Arundel County since 1985. Mr. Jones’ many years of business experience is important to the oversight of the Company’s financial reporting, enterprise and operational risk management.

John A. Lamon, III    John A. Lamon, III, 61, has been a director of the Company since 2009 and a director of the Bank since 2008. Mr. Lamon has been a Senior Account Executive with G&G Outfitters, Inc. since 2000, a promotional products and marketing company that focuses on branded merchandise.  Prior to that, Mr. Lamon was President and Owner of John A. Lamon & Associates, a promotional and marketing company. Mr. Lamon was with the company for 20 years before selling the business to G&G Outfitters, Inc. Mr. Lamon received his Bachelor’s degree from the University of Maryland, where he was a two-time All American lacrosse player. Mr. Lamon has received the Willis Bilderback Volunteer Award and the Willie Gateau Youth Services Award.  He has served on various boards including St. Mary’s School, the Annapolis Touchdown Club, St. Mary’s Royal Blue Club and the University of Maryland M Club. Mr. Lamon is currently Chairman of the Compensation Committee and a member of the Audit and Examining Committee and the Corporate Governance Committee. Mr. Lamon’s business and marketing experience is important to the oversight of the Company’s financial reporting, enterprise and operational risk management.

Konrad M. Wayson.      Konrad M. Wayson, 57, has been a director of the Company since 2009 and a director of the Bank since 2008. Mr. Wayson has served as Secretary and Treasurer of Hopkins & Wayson, Inc., a general contractor servicing Maryland, Washington DC and Virginia, since 1984. He has been a Partner of Wayson Landholdings since its start in 1996 and has been serving as its managing partner since 2007.  He currently serves as chairman for the Anne Arundel County Public Schools Ethics Panel. He also served as Chief Financial Officer of Childs Landscaping from 1997 until 2004 when the company was sold. Mr. Wayson has served on the Anne Arundel Medical Foundation Board, the Anne Arundel Economic Development Corporation Board and the Anne Arundel School Board. Mr. Wayson is currently a member of the Audit and Examining Committee and the Compensation Committee. As a Treasurer and Businessman, Mr. Wayson brings strong financial skills important to the oversight of the Company’s financial reporting, enterprise and operational risk management.

Directors continuing in office whose terms will expire at the 2021 annual meeting of stockholders are:

Alan J. Hyatt.   Alan J. Hyatt, 64, has been Chairman of the Board and President of the Bank since 1982, having previously served as an officer and director since 1978.  He has also served as the Chairman of the Board and President of the Company since 1990. Mr. Hyatt has been a Partner in the law firm of Hyatt & Weber, P.A., in Annapolis, Maryland, since 1978, and is also a Real Estate Broker with Hyatt Commercial, a subsidiary of the Bank, also in Annapolis, Maryland. Mr. Hyatt serves on the Board of Trustees of the Anne Arundel Health System Inc., and the Anne Arundel County Pension Trustee Board.  He formerly was the Chairman of the Board of the Anne Arundel Community College Foundation, Inc. Mr. Hyatt currently spends the majority of his professional time on the affairs of the Bank and the Company, and the balance on his law practice.  As an Attorney and Businessman, Mr. Hyatt brings strong legal and financial skills important to the oversight of the Company’s financial reporting, enterprise and operational risk management.

James H. Johnson, Jr.   James H. Johnson, Jr., 71, has been a director of the Company since 2012 and a director of the Bank since 2011.  Recently he has served as a Visiting Professor of Civil Engineering at Morgan State University and Interim President of Baltimore City Community College. For the period April 2012 through December 2017, Dr. Johnson served as the Director of the U.S. EPA’s Center for Environmental Research.  He is Professor Emeritus of Civil Engineering and former Dean of the College of Engineering, Architecture and Computer Sciences at Howard University. Dr. Johnson received his B.Sc. from Howard University, M.Sc. from the University of Illinois and Ph.D. from the University of Delaware. He is a Registered Professional Engineer in the District of Columbia. Dr. Johnson also serves as a member of the Anne Arundel Community College (MD) Board of Trustees. Previous board and committee activities include past Chair of U.S. EPA Board of Scientific Counselors, past Chair of the U.S. EPA National Advisory Council for Environmental Policy and Technology, and member of the National Research Council’s (NRC) Division of Earth and Life Studies oversight committee, U.S. EPA Science Advisory Board, the NRC Boards on Radioactive Waste Management and Environmental Studies and Toxicology, and the American Society of Civil Engineering Foundation Board. Dr. Johnson is currently the Chair of the Corporate Governance Committee, a member of the Risk Committee and a director for the Mid-Maryland Title Company.   Dr. Johnson’s many years of education and government experience is important to the oversight of the Company’s financial reporting, enterprise and operational risk management.

Mary Kathleen Sulick.    Mary Kathleen Sulick, 67, has been a director of the Company since 2012 and a director of the Bank since 2011. Ms. Sulick has been a Certified Public Accountant since 1989 and received the Personal Financial Specialist Certification from the AICPA in 2008. Ms. Sulick joined HeimLantz Financial Advisors in 2002, after leaving her position as Finance Director of the City of Annapolis.  She became a Partner of the firm in 2009.  A native of Annapolis, Ms. Sulick graduated Magna Cum Laude from Christopher Newport University in Newport News, Virginia with a Bachelor of Science degree in Accounting in 1981. She went on to further her education through graduate work in Finance at the University of Maryland. Ms. Sulick has over 35 years of experience in accounting and she began her accounting and finance career with the Maryland General Assembly in 1983.  A 1998 graduate of Leadership Anne Arundel, Ms. Sulick is active in many community and professional organizations.  Currently she serves on the City of Annapolis Police and Fire Retirement Plan Committee and Anne Arundel County Pension Trustee Board.  She also is an active member of the Annapolis Rotary Club. Her professional organization memberships include the American Institute of Certified Public Accountants (AICPA), Personal Financial Planning Division and the Financial Planning Association.  As a Certified Public Accountant, Ms. Sulick is currently Chairperson of the Audit and Examining Committee where she serves as the Company’s audit committee financial expert. Ms. Sulick also serves on the Risk Committee and Transactions With Affiliates Committee. Ms. Sulick brings strong accounting and financial skills important to the oversight of the Company’s financial reporting, enterprise and operational risk management.

Executive Officers who are not Directors.

Paul B. Susie, age 51, joined the Company in July 2016 and currently serves as Executive Vice President and Chief Financial Officer. Mr. Susie brings to Severn a strong background and many years of experience in financial management and banking in particular. He previously held the position of Chief Financial Officer at Hopkins Federal Savings Bank and 1st Mariner Bank. He has also held financial executive positions in biopharmaceutical, manufacturing and marine companies. Mr. Susie has passed the CPA Exam, is a member of the American Institute of Certified Public Accountants and is a Chartered Global Management Accountant. He received his Bachelor of Science in Accounting from the University of Baltimore.

The Board of Directors and Committees.  The Company’s Board of Directors generally meets on a monthly basis, or as needed.  During the year ended December 31, 2018, the Company’s Board of Directors met twelve times.  No director attended fewer than 75% in the aggregate of (a) the total number of Board meetings held while the director was a member during the year ended December 31, 2018 and (b) the total number of meetings held by committees on which the director served during the year ended December 31, 2018.

The Board of Directors has a standing Corporate Governance Committee, Nominating Committee, Compensation Committee and Audit and Examining Committee.

Attendance of Directors at Annual Meeting. It is the policy of the Board of Directors to encourage directors to attend each annual meeting of stockholders.  Such attendance allows for direct interaction between stockholders and members of the Board of Directors.  All the directors attended the 2018 Annual Meeting of Stockholders.

Director Independence.  The Board of Directors examines the independence of the Company’s directors on an annual basis in both fact and appearance to promote arms-length oversight.  Based upon the definition of an “independent director” under the Nasdaq Listing Rules, the Board of Directors has determined that the Company has a majority of “independent” directors that comprise its Board as required by the corporate governance rules of Nasdaq.  Independent directors consist of: Raymond S. Crosby, James H. Johnson, Jr.,  David S. Jones, John A. Lamon III, Albert W. Shields, Mary Kathleen Sulick and Konrad Wayson.  The Board determined that these individuals are independent because they are not executive officers or employees of the Company and otherwise satisfy all of the Nasdaq independence requirements and, in the opinion of the Board of Directors, are not individuals having a relationship that  would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As employees of the Bank, Mr. Alan J. Hyatt and Mr. Eric M. Keitz are not considered independent.

Board Leadership Structure.  The Board of Directors believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.  The Board believes this provides an efficient and effective leadership model for the Company.  The Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.  In addition, this structure facilitates the flow of information between management and the Board.  To assure effective independent oversight, and because the Company does not have a lead independent director, the Board has adopted a number of governance practices, including:

•	A strong, independent director role;
•	Regular executive sessions of the independent directors; and
•	Annual performance evaluations of the Chairman and Chief Executive Officer by the independent directors.

The Board believes that the combined role of Chairman and Chief Executive Officer is in the best interest of stockholders because it provides the appropriate balance between strategic development and oversight of management.

Risk Oversight.  The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks.  The Board reviews monthly information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each.  The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements.  The Audit and Examining Committee oversees management of financial risks.  The Nominating Committee and Corporate Governance Committee each manages risks associated with the independence of the Board of Directors and potential conflicts of interest.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

The Board of Directors, together with the Audit and Examining, Corporate Governance and Compensation Committees of the Board, coordinate with each other to provide enterprise-wide oversight of our management and handling of risk. These committees report regularly to the entire Board of Directors on risk-related matters and provide the Board of Directors with integrated insight about the Company’s management of strategic, credit, interest rate, financial reporting, technology, liquidity, compliance, operational and reputational risks. While the Company has not developed an enterprise-wide risk statement, the Board of Directors believes that sound credit underwriting to manage credit risk and a conservative investment portfolio to manage liquidity and interest rate risk contribute significantly to an effective oversight of the Company’s risk.

At meetings of the Board of Directors and its committees, directors receive regular updates from management regarding risk management. Outside of formal meetings, the Board, its committees and individual Board members have regular access to senior executives, including the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer,  and Chief Lending Officer.

Corporate Governance Committee

The Company’s Corporate Governance Committee is comprised of at least three members, each appointed by the Board of Directors, and is responsible for developing corporate governance policies for the Company.  The Corporate Governance Committee consists of: James H. Johnson, Jr.,  Chairman,  David Jones, and John A. Lamon III.  The Board has determined that each of the members of the Corporate Governance Committee is independent under the Nasdaq Listing Rules. The Corporate Governance Committee met three times in 2018.  The Corporate Governance Committee, in addition to setting corporate governance policies of the Company, is responsible for establishing criteria for selecting new directors, and identifying, screening and recruiting new directors.  In addition, the Corporate Governance Committee will select members for the various Board of Director committees, determine director and committee member compensation, and may consider the institution of a process for stockholders to submit recommendations of director candidates. The Corporate Governance Committee’s responsibilities are described in a written charter that was adopted by the Board of Directors, a copy of which is available on the Company’s website www.severnbank.com.

Nominating Committee

The Company’s Nominating Committee consists of the full Board of Directors, however, only the independent directors may vote on approval of nominations.  There is no written charter.  The Board has determined that the following directors are independent as defined under the Nasdaq Listing Rules:  Raymond S. Crosby,  James H. Johnson, Jr.,   David S. Jones, John A. Lamon III, Albert W. Shields, Mary Kathleen Sulick and Konrad Wayson. Alan J. Hyatt and Eric M. Keitz are not independent as defined under the Nasdaq Listing Rules. While the Nominating Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees nor established any procedures for this purpose, other than the procedures contained in the Bylaws concerning nominations of candidates by stockholders. The Company currently has no written policy in effect regarding the nomination of candidates to the Company’s Board.  The Company has traditionally relied upon its Board of Directors acting as the Company’s Nominating Committee to consider candidates. When the Board of Directors considers candidates they are referred to the Company’s Governance Committee for consideration. The Company’s Bylaws provide that if a stockholder wishes to submit nominations for directors, it should be done in writing and sent to the Secretary of the Company at least 60 days prior to the Annual Meeting of Stockholders.  The Company’s Board, in its capacity as the Nominating Committee, met once during 2018.  This year’s nominees were approved by the full Board following the recommendation by the independent directors after evaluating each nominee’s general business acumen and knowledge of the Company and its business activities and prior service on the Company’s board.  In addition to the aforementioned criteria, the Board considers the investment in the Company made by the nominee as demonstrated by the number of shares owned by such nominee.  The Nominating Committee is seeking Board membership that reflects diversity in its broadest sense, including persons diverse in professional backgrounds, gender and ethnicity.  The Board’s process for identifying and evaluating director nominees relates to the general business acumen and knowledge of the Company and its business activities.  Board membership longevity is also evaluated when considering the nomination of current Board members.  There was no third party paid to identify or assist in finding candidates for the Board of Directors.

Compensation Committee

The Company has no compensation committee because the Company does not pay its employees.  The executive officers of the Company are paid by the Bank.  The Bank has a Compensation Committee, the primary functions of which are for the committee to determine the compensation of the Company’s executive officers and to administer, and approve awards under, the Company’s equity compensation plans.  The role of the Compensation Committee is described in greater detail under the section entitled “Executive and Director Compensation - Background.” The Compensation Committee currently consists of: John A. Lamon, III, Chairman,  Raymond S. Crosby, Albert W. Shields and Konrad M. Wayson.  The Board has determined that each of the members of the Bank’s Compensation Committee is independent under the Nasdaq Listing Rules.  The Compensation Committee met two times in 2018.

Scope of Authority of the Compensation Committee.  The scope of the Compensation Committee’s authority and responsibilities is set forth in its written charter, a copy of which is available on the Company’s website www.severnbank.com.  The chairperson, in consultation with other members of the Committee, sets the agenda of each meeting.  As provided under the Committee’s charter, the Committee may delegate its authority to special subcommittees as the Committee deems appropriate, consistent with applicable law and the Nasdaq Listing Rules.

The Role of Management in Determining or Recommending Executive Compensation.  As part of the review process, each executive officer is independently interviewed by the Compensation Committee, and provides input into the performance of the Company and the Bank and an annual self-assessment of his performance purely in an informational and advisory capacity.  However, no executive officer participates in the Compensation Committee’s deliberations or decisions, and has no role in determining his own compensation.

Role of Compensation Consultants in Determining or Recommending Executive Compensation.  Under its charter, the Compensation Committee has authority to retain, at the Company’s expense, such counsel, consultants, experts and other professionals as it deems necessary.  To date, the Compensation Committee has not engaged an independent compensation consultant.  Instead, the Compensation Committee performs an informal survey of area companies and banks and reviews the compensation practices of the surveyed companies.

Audit and Examining Committee

The Company’s Audit and Examining Committee is comprised of at least three members, each of whom is appointed by the Board of Directors, and is responsible for overseeing the accounting and financial reporting process of the Company, and the audits of the financial statements of the Company.   In addition, the Committee prepares an audit committee report as required by SEC rules to be included in the Company’s annual proxy statement. The Audit and Examining Committee consists of: Mary Kathleen Sulick, Chairperson,  Raymond S. Crosby, John A Lamon, III, Albert W. Shields, and Konrad M. Wayson.  The Board has determined that each of the Audit and Examining Committee members is independent under the Nasdaq Listing Rules and applicable SEC rules. The Audit and Examining Committee’s responsibilities are described in a written charter that was adopted by the Board of Directors, a copy of which is available on the Company’s website www.severnbank.com.  The Board has determined that Mary Kathleen Sulick  is an “audit committee financial expert,” as such term is defined by applicable SEC rules.  The Audit and Examining Committee met six times in 2018.

Audit and Examining Committee Report

The Audit and Examining Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2018, with the Company’s management. The Audit and Examining Committee has discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, as issued by the Public Company Accounting Oversight Board.  The Audit and Examining Committee has received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board’s  Rule 3526 regarding the independent accountant’s communications with the Audit and Examining Committee concerning independence,  and has discussed with BDO USA, LLP the independence of BDO USA LLP. Based on the review and discussions described in this paragraph, the Audit and Examining Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2018 be included in the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2018 for filing with the SEC.

Audit and Examining Committee Members:

Mary Kathleen Sulick, Chairperson

Raymond S. Crosby

John A. Lamon III

Albert W. Shields

Konrad M. Wayson

The information contained in this Audit and Examining Committee Report is not “soliciting material” and has not been “filed” with the Securities and Exchange Commission.  This Audit and Examining Committee Report will not be incorporated by reference into any of the Company’s future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company may specifically incorporate it by reference into a future filing.

Recommendation:  The Board recommends a vote “FOR” the nominees for director.

Proposal 2:  Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit and Examining Committee has appointed BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.  Although action by the stockholders on this matter is not required, the Audit and Examining Committee believes it is appropriate to seek stockholder ratification of the appointment of the independent registered public accounting firm to provide a forum for stockholders to express their views with regard to the Audit and Examining Committee’s appointment.  If the stockholders do not ratify the selection of the independent registered public accounting firm, the Audit and Examining Committee will reconsider the appointment, but is not required to change its selection.  However, even if stockholders ratify the selection, the Audit and Examining Committee may still appoint a new independent registered public accounting firm at any time during the year if it believes that a change would be in the best interests of the Company and its stockholders.

Representatives of  BDO USA, LLP will be present at the Annual Meeting, available to respond to your appropriate questions and able to make such statements as they desire.

Audit Fees.  The aggregate fees billed by BDO USA, LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2018  and December 31, 2017  and the review of the financial statements included in the Company’s Forms 10‑Q for fiscal years 2018 and 2017 totaled $247,546 and $213,251, respectively.

Audit-Related Fees.  The aggregate fees billed by BDO USA, LLP for professional services rendered for audit-related services that are not disclosed in the paragraph captioned “Audit Fees” above, for the fiscal years ended December 31, 2018  and December 31, 2017 totaled $12,207 and $24,058, respectively. These services related to the audit of the Company’s benefit plans.

Tax Fees.  The aggregate fees billed by BDO USA, LLP for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2018  and December 31, 2017 totaled $35,320 and $30,756, respectively.

All Other Fees.  There were no fees billed by BDO USA, LLP for professional services rendered for products and services, other than the services described in the paragraphs  above, for the fiscal years ended December 31, 2018 and December 31, 2017.

Policy on Audit and Examining Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

Among its other duties, the Audit and Examining Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. The Audit and Examining Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent registered public accounting firm. On an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit and Examining Committee is requested. The Audit and Examining Committee reviews these requests and advises management if the Audit and Examining Committee approves the engagement of the independent registered public accounting firm.  Pursuant to its pre-approval policies and procedures, the Audit and Examining Committee approved all of the foregoing audit and permissible non-audit services provided by BDO USA, LLP in fiscal years 2018 and 2017.

The Audit and Examining Committee reviews summaries of the services provided by BDO USA, LLP and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of BDO USA, LLP.

Recommendation:  The Board of Directors recommends a vote “FOR” the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Proposal 3:  Approval of the Severn Bancorp, Inc. 2019 Equity Incentive Plan

Our board of directors has adopted, subject to shareholder approval, the Severn Bancorp, Inc. 2019 Equity Incentive Plan (the “2019 Plan”) to provide additional incentives for our officers, employees and directors to promote our growth and performance and to further align their interests with those of our shareholders. If this 2019 Plan is approved by shareholders, no further grants will be made under the Severn Bancorp, Inc. 2008 Equity Incentive Plan (the “2008 Plan”), by its terms, provides that no further equity awards may be granted thereunder as or the date hereof.  However; the outstanding awards under the 2008 Plan will not be affected and be governed by the terms and conditions of the 2008 Plan.

Why We Are Seeking Approval of the 2019 Equity Incentive Plan

•

We Have No Capacity to Make Awards under our Existing Equity Plan.  We currently have no meaningful way to provide tailored equity-based compensation grants to attract, retain and reward qualified personnel and management.

•

Our Competitors Offer Equity-Based Compensation.  We believe that many of the financial institutions with which we compete have the ability to attract and retain employees and management with equity-based compensation programs.  Without the 2019 Plan, we may be at a significant disadvantage.

Governance Highlights of the 2019 Equity Incentive Plan

•

Minimum Vesting Requirements.   Minimum vesting period of one year from the date of grant for all awards granted under the 2019 Plan, except under certain limited circumstances and with permitted exceptions up to 5% of the share reserve.

•

No Single Trigger for Vesting of Time-Based Awards Upon a Change in Control.  The 2019 Plan does not provide for vesting of time-based equity awards based solely on the occurrence of a change in control, without an accompanying involuntary termination of service (including a termination for good reason), so long as the acquiring corporation following a change in control assumes the awards granted under the 2019 Plan.

•

Share Reserve.  The maximum number of shares of stock, in the aggregate, that may be granted under the 2019 Plan as stock options, restricted stock and/or restricted stock units is 500,000 (the “Share Limit”), provided, however, that shares of stock issued as restricted stock or restricted stock units shall count against the Share Limit as two (2) shares of stock for every one (1) share of stock issued in connection with the award of restricted stock or restricted stock units.

•

Limits on Grants to Employees.   The maximum number of shares of stock that may be granted as stock options, restricted stock units or a combination of such awards during any calendar year to an employee shall not exceed 25,000 shares.

•

Limits on Grants to Directors.  A non-employee director may not receive stock options, restricted stock, restricted stock units or a combination of such awards during any calendar year that have an aggregate grant date fair value (as computed as of the date of grant in accordance with the generally accepted accounting principles in the United States) in excess of $30,000.

•

Share Counting. If an award is forfeited or expires, the shares covered by the award will be available for future grant while shares withheld to cover taxes or to satisfy the exercise price of stock options will not be available for future grant.

•	Dividends on Unvested Awards Not Paid Until Vesting. Dividends on unvested awards will be withheld and paid to participants only after the underlying awards have vested.
•

Awards Subject to Clawback.  Awards granted under the 2019 Plan are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002.  Awards may also be subject to clawback under any other clawback policy adopted by the Company from time to time.

•

No Cash-Out or Repricing of Underwater Options.  Under no circumstances will any underwater stock options be bought back by the Company.  In addition, neither the Compensation Committee nor the Board of Director shave the authority to reduce the exercise price of a previously granted stock option under the 2019 Plan through amendment, replacement or exchange for a cash payment in excess of the stock options in-the-money value.

•	No excise tax gross-ups.

Summary of the 2019 Equity Incentive Plan

The following is a summary of the material features of the 2019 Plan, which is qualified in its entirety by reference to the provisions of the 2019 Plan, attached hereto as Appendix A.

Administration

The 2019 Plan will be administered by the Compensation Committee, members of which are “disinterested board members,” as defined in the 2019 Plan. The Compensation Committee has power within the limitations set forth in the 2019 Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the 2019 Plan’s purposes; and interpreting and otherwise construing the 2019 Plan.  The Compensation Committee also has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

Approval of the 2019 Plan by the stockholders authorizes the Compensation Committee to determine the number of awards to be granted to non-employee directors, subject to the individual limitations in the 2019 Plan as set forth therein and discussed further below.

Eligibility

Employees and directors of, or service providers to, the company or its subsidiaries are eligible to receive awards under the 2019 Plan, except that non-employees may not be granted incentive stock options.  The Compensation Committee has the sole authority to determine the employees, directors and service providers who will be granted an award under the 2019 Plan. As of April 18, 2019, there were 7 non-employee directors, 167 employees, and 0 service providers eligible to participate and receive awards under the 2019 Plan.

Shares Reserved; Overall Limits on Types of Grants; Share Counting Methodology

•

Subject to permitted adjustments for certain corporate transactions, the 2019 Plan authorizes the issuance or delivery to participants of up to 500,000 shares of the Company’s common stock (the “Share Limit”) pursuant to grants of restricted stock, restricted stock units, stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance, or a combination of each, provided, however, that shares of stock issued as restricted stock or restricted stock units shall count against the Share Limit as two (2) shares of stock for every one (1) share of stock issued in connection with the award of restricted stock or restricted stock units.

•

The 2019 Plan does not use liberal share recycling with respect to determining the number of shares available for issuance under the 2019 Plan.  Accordingly, to the extent (i) a stock option is exercised by using an actual or constructive exchange of shares of stock to pay the exercise price, (ii) shares of stock are withheld to satisfy withholding taxes upon exercise or vesting of an award, or (iii) shares are withheld to satisfy the exercise price of stock options in a net settlement, the number of shares of stock available under the 2019 Plan shall be reduced by the gross number of stock options or stock awards exercised or vested rather than by the net number of shares of stock issued.

•	The rights and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause.

The following table includes more specific information regarding outstanding equity awards issued under the 2008 Plan as reported in our Annual Report on Form 10‑K for the year ended December 31, 2018.  There were no shares available for future awards under the 2008 Plan as of December 31, 2018.

Plan	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted Average Exercise Price	Number of Securities Remaining Available for Issuance Under Plan
Equity compensation plans approved by stockholders	349,023	$6.32	—
Equity compensation plans not approved by stockholders	—	—	—
Total	349,023	$6.32	—

Limitations on Awards to Employees and Directors

The 2019 Plan includes the following limitations:

•	An employee may not receive more than 25,000 shares of stock granted in the form of stock options, restricted stock, restricted stock units or a combination of the foregoing during any calendar year;
•

A non-employee director may not receive stock options, restricted stock, restricted stock units or a combination of such awards during any calendar year that have an aggregate grant date fair value (as computed as of the date of grant in accordance with the generally accepted accounting principles in the United States) in excess of $30,000;

•

To the extent any shares of stock covered by an award (including restricted stock awards and restricted stock units) under the 2019 Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2019 Plan; and

•

In the event of a corporate transaction involving the stock of the Company, such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event, as applicable.

The closing sale price of the Company’s common stock as reported on NASDAQ on April 17, 2019 was $8.90.

Adjustments

In the event of a corporate transaction involving the stock of the company, such as a recapitalization, stock dividend, extraordinary cash dividend or a stock split, the number of shares covered by awards then outstanding under the 2019 Plan, the limitation on awards under the 2019 Plan and/or the exercise price of outstanding stock options and other equitable substitutions or adjustments will be made proportionally and uniformly to reflect such corporate transaction, as applicable.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2019 Plan, which shall be set forth in an award agreement delivered to each participant.  Each award shall be subject to conditions established by the Compensation Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Compensation Committee. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or restricted stock units any of which may vest based either on the passage of time or achievement of performance, as follows:

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.

•

In the event of a corporate transaction involving the stock of the Company, such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event.

•

The exercise price may not be less than the fair market value of a share of our common stock (which is defined as the closing sales price on the exchange on which the stock is traded) on the date the stock option is granted.

•	The Compensation Committee may not grant a stock option with a term that is longer than 10 years.
•

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options and must comply with the requirements of Section 422 of the Code. Only officers and employees are eligible to receive incentive stock options. Outside directors and service providers may only receive non-qualified stock options under the 2019 Plan.

•

Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise and may paid either by cash or check, by tendering of shares (at their market value on the date of exercise), through “net settlement” using a portion of the shares obtained on exercise in payment of the exercise price (and if applicable, any tax withholdings), through a brokered-assisted cashless exercise mechanism as approved by the Compensation Committee or by such other property deemed acceptable by the Compensation Committee.

•	In-the-money stock options that have not been exercised by the stock option’s expiration date may, at the sole discretion of the Compensation Committee, be exercised by means of net settlement.
•	Under no circumstances will the Company buy back underwater stock options granted under the 2019 Plan without shareholder approval.
•	The 2019 Plan expressly prohibits repricing of stock options without shareholder approval, except for equitable adjustment in connection with certain corporate transactions.

Restricted Stock. A restricted stock award is a grant of shares of our common stock to a participant for no consideration or such minimum consideration as may be required by applicable law.

•	Restricted stock awards may be granted only in whole shares of common stock.
•	Prior to vesting, recipients of a restricted stock award are entitled to vote the shares of restricted stock during the restricted period.
•

No dividends on unvested restricted stock awards, whether subject to a time-based vesting schedule or performance-based vesting conditions, will be paid to the participant that has been granted the restricted stock award unless and until the participant vests in the restricted stock award.

Restricted Stock Units. Restricted stock units may be denominated in shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit.

•

Restricted stock units granted under the 2019 Plan may be settled in shares of our common stock, or in the sole discretion of the Compensation Committee determined at the time of final settlement in cash or a combination of cash and our common stock, subject to vesting conditions and other restrictions set forth in the 2019 Plan or the award agreement.
•	Participants have no voting rights with respect to any restricted stock units granted under the 2019 Plan.
•

In the sole discretion of the Compensation Committee, exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units.  Dividend equivalent rights shall be paid when the restricted stock unit, including restricted stock units subject to performance-based vesting conditions, vests or is settled, or at the same time as the shares subject to such restricted stock unit are distributed to the Participant.

Performance Awards. A performance award is an award, the vesting of which is subject to the achievement of one or more performance conditions specified by the Compensation Committee and set forth in the 2019 Plan. A performance award may be denominated in shares of restricted stock or restricted stock units.

Performance Measures

The performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Compensation Committee may provide for the exclusion of the effects of one or more items, including but not limited to: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction.

Vesting of Awards

•

The Compensation Committee shall specify the vesting schedule or conditions of each award.  Unless the Compensation Committee specifies a different vesting schedule at the time of grant, awards under the 2019 Plan (other than performance awards) shall be granted with a vesting rate not exceeding 20% per year, with the first installment vesting no earlier than the one-year anniversary of the date of grant unless accelerated pursuant to the terms of the 2019 Plan due to death, disability, or involuntary termination following a change in control.

•	At least 95% of all awards made under the 2019 Plan shall be subject to a vesting requirement of at least one year of service following the grant of the award.
•	Vesting of awards may be accelerated upon death, disability or involuntary termination without cause at or following a change in control.

Change in Control

The 2019 Plan uses a double trigger change in control feature, providing for an acceleration of vesting for time-based equity awards upon an involuntary termination of employment or service simultaneous with or following a change in control.

•

Unless otherwise stated in an award agreement, at the time of an involuntary termination following a change in control, all stock options then held by the participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option shall be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination.

•	At the time of an involuntary termination following a change in control, all awards of restricted stock and restricted stock units shall become earned and fully vested immediately.
•

In the event of a change in control, any performance measure attached to a performance award under the 2019 Plan shall be deemed satisfied at the “target” level as of the date of the change in control, unless the data supports and the Compensation Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the change in control, in which case, the performance award will vest at such higher level.

•

With respect to awards other than awards subject to performance-based conditions, if, in the event of a change in control, the acquiring corporation fails to assume the awards granted under the 2019 Plan or to convert the awards to awards for the acquirer’s stock options, restricted stock, or restricted stock units, as applicable, such awards shall vest immediately upon the effective time of the change in control.

Awards Subject to Clawback Policy

Awards granted under the 2019 Plan are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002 apply.  Awards may also be subject to clawback under any other clawback policy adopted by the Company from time to time.

Amendment and Termination

The Board of Directors may, as permitted by law, at any time, amend or terminate the 2019 Plan or any award granted under the 2019 Plan. However, except as provided in the 2019 Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2019 Plan to allow repricing of a stock option, materially increase the aggregate number of securities that may be issued under the 2019 Plan (other than as provided in the 2019 Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2019 Plan, without approval of shareholders. Notwithstanding the foregoing, the Board may, without shareholder approval, amend the 2019 Plan at any time, retroactively or otherwise, to ensure that the 2019 Plan complies with current or future law and the Board of Directors may unilaterally amend the 2019 Plan and any outstanding award, without participant consent, in order to conform to any changes in the law or any accounting pronouncement or interpretation thereof.

Duration of Plan

The 2019 Plan will have a term of ten years following the date on which it is approved by the shareholders, and no awards may be granted after that date.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2019 Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes, provided, however, that such deduction may be limited under Section 162(m) and 280G of the Code. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code). We will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the fair market value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder will also be compensation income to the participant and we will be entitled to a corresponding deduction for tax purposes, provided, however, that such deduction may be limited under Sections 162(m) and 280G of the Code. A participant who makes an election under Code Section 83(b) will include the full fair market value of the restricted stock award (or portion of the award subject to such election) in taxable income in the year of grant at the grant date fair market value. The Compensation Committee has the right to prohibit participants from making Code Section 83(b) elections.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Code Section 83(b) since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, we will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient, provided, however, that such deduction may be limited under Sections 162(m) and 280G of the Code.

Withholding of Taxes. We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy tax withholding requirements up to an amount that will not trigger adverse accounting for the Company.

Change in Control. Any acceleration of the vesting or payment of awards under the 2019 Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code Section 280G, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Deduction Limits. Section 162(m) of the Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our principal executive officer, our principal financial officer and additional highest compensated officers during any taxable year beginning after December 31, 2016.  Compensation resulting from awards under the 2019 Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2019 Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2019 Plan.

Awards to be Granted

The number, types and terms of awards to be made pursuant to the 2019 Plan are subject to the discretion of the Compensation Committee and have not been determined at this time.

Required Vote and Recommendation of the Board of Directors

In order to approve the 2019 Plan, the proposal must receive the affirmative vote of at least a majority of the votes cast at the annual meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE SEVERN BANCORP, INC. 2019 EQUITY INCENTIVE PLAN

EXECUTIVE AND DIRECTOR COMPENSATION

Background

Because the Company does not pay its employees, compensation decisions are made by the Compensation Committee of the Bank’s Board of Directors.  The Compensation Committee currently consists of: John A. Lamon III, Chairman, Raymond S. Crosby, Albert W. Shields and Konrad M. Wayson.  Each of the members of the Bank’s Compensation Committee is independent under the Nasdaq Listing Rules as currently in effect.

The Compensation Committee operates under a written charter adopted by the Company’s Board of Directors.  The responsibilities of the Committee include:

•	formulating, evaluating and approving the compensation of the Company’s executive officers; and
•	overseeing all compensation programs involving the issuance of the Company’s stock and other equity securities of the Company.

Objectives of the Compensation Program

The primary objectives of the Compensation Committee with respect to executive compensation are:

•	To attract and retain the best possible executive talent;
•	To tie annual and long-term cash and stock incentives to achievement of corporate and individual performance objectives; and
•	To align executives’ incentives with stockholder value creation.

To achieve these objectives, the Compensation Committee has implemented and maintains compensation plans that tie a portion of an executive’s overall compensation to the financial performance of the Company. Overall, the total compensation opportunity is intended to create an executive compensation program that is set at the median competitive levels of comparable publicly traded financial institutions. This is based upon an annual informal survey of similar sized companies established by the Compensation Committee.

The executive officers of the Company have no employment contracts.  Annually, the Bank’s Compensation Committee evaluates profiles of comparable financial institutions to assure that the compensation to its executive officers is comparable to similarly sized financial institutions in the industry. Other factors used by the Compensation Committee in determining compensation for its executive officers include an assessment of the overall financial condition of the Company and the Bank, including an analysis of our asset quality, interest rate risk exposure, capital position, net income and consistency of earnings. Our return on average assets and return on equity are considered and compared to its peer group.  In addition, the Compensation Committee interviews each executive officer individually and collectively to evaluate performance of the Company and the individual executive officers.  This input is used to determine the total compensation package for each executive officer, and the allocation between the different components within the compensation package. The complexity of the activities of the executive officers are considered, and intangible items are considered such as the reputation and general standing of the Bank within the community and the likelihood of continuing successful and profitable results.

Say-on-Pay Vote

At the 2017 annual meeting, we held a stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote.  Our stockholders approved the compensation of our named executive officers at the 2017 annual meeting, with an overwhelming majority of stockholder votes that were cast in favor of our say-on-pay resolution.  As we evaluated our compensation practices, we were aware of the strong support our stockholders expressed for our pay for performance compensation philosophy. As a result, following our annual review of our executive compensation philosophy, the Compensation Committee decided to retain our general approach to executive compensation.  We believe our executive compensation program for 2019 advances our goals of recruitment and retention, promotes both short-term and long-term performance of our executive officers and aligns executives’ incentives with stockholder value creation.

Our Board has adopted a policy of holding say-on-pay votes every three years until changed by the advisory vote of stockholders at the next say-on-frequency vote. The next say-on-frequency vote will occur no later than our 2020 annual meeting.

Compensation Components

Compensation consists of the following components:

Base Salary.        Base salaries are used to attract and retain employees by providing a portion of compensation that is not considered “at risk.”  Base salaries are designed to reward the performance of our executive officers in the daily fulfillment of their responsibilities to the Company.  Base salaries for our executives are established based on the scope of their responsibilities and historical compensation levels, taking into account competitive market compensation paid by other companies for similar positions.  Generally, the Company believes that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions and with similar responsibilities at comparable companies in line with the Company’s compensation philosophy.  Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Annual Bonus.    The purpose of the annual bonus program is to align the interests of executive officers with Company stockholders by motivating executive officers to achieve superior annual financial and annual operational performance.  The Company’s annual bonus plan for its executives provides for a discretionary cash bonus, dependent upon the level of achievement of corporate and personal goals. In addition, the discretionary bonus for the executive officers named in the proxy statement is determined based on the Company’s performance compared to budgets and projections.  The Board of Directors establishes specific financial and operational goals for the Company at the beginning of each year and annual discretionary bonus funding is in part related to achievement of these annual goals.  The Compensation Committee approves any bonus for the Chief Executive Officer and for each other named executive officer. The Compensation Committee retains the right to award discretionary bonuses.

Long-Term Incentive Program. The Compensation Committee believes that long-term performance is achieved through an ownership culture that encourages long-term performance by the Company’s executive officers through the use of stock-based awards. In connection with this, the Board of Directors adopted the Severn Bancorp, Inc. 2008 Plan, which was ratified by our stockholders at the 2008 annual meeting.  The 2008 Plan expired on April 30, 2018. Accordingly, the Company has developed the 2019 Plan to be approved at the 2019 Annual Meeting. The purpose of the 2019 Plan is to enable the Company to (i) promote the long-term retention of key employees; (ii) further reward key employees, directors and other persons for their contributions to the Company’s growth and expansion; (iii) provide additional incentive to key employees, directors and other persons to continue to make similar contributions in the future; and (iv) further align the interests of key employees, directors and other persons with those of the Company’s stockholders.  These purposes will be achieved by granting to such employees, directors and other persons, in accordance with the 2019 Plan, options, stock appreciation rights, restricted stock or unrestricted stock, deferred stock, restricted stock units or performance awards (collectively the “Awards”), for shares of the Company’s common stock.  By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility, and to provide additional incentives to the Company’s directors and key employees to promote the success of our business.

On  February 27, 2018, the Compensation Committee granted 5,000 options at an exercise price of $7.28 to Mr. Chick.  These options were awarded under the 2008 Plan prior to its expiration. These options were forfeited upon Mr. Chick’s resignation on February 19, 2019.

Other Compensation.        The Company’s  named executive officers participate in other employee benefit plans generally available to all employees, including the following:

•

The Bank maintains a 401(k) plan, a tax-qualified defined contribution retirement plan, and contributes, on behalf of each participating employee, a matching contribution of 50% of salary contributed by an employee, on a pre-tax basis, to the 401(k) plan,  up to 6% of each participant’s salary.  The Bank’s plan also allows a non-matching profit sharing contribution to be determined at the discretion of the Board of Directors.

•

The Bank maintains the ESOP for employees of the Bank and its subsidiaries.  The ESOP provides an opportunity for the employees of the Bank to become stockholders of the Company and thus provide them with a greater financial interest in the success of the Bank.  In addition, the ESOP assists the Bank in attracting and retaining capable personnel.  As of December 31, 2018, a total of 520,654 shares of the Company’s common stock were owned by the ESOP, of which 518,654 shares were allocated to employees.

In addition, our executive officers receive modest benefits, including health insurance; however, the Compensation Committee in its discretion may revise, amend or add to the officers’ benefits if it deems it advisable. The Compensation Committee believes these benefits are currently at or slightly below median competitive levels for comparable companies. The Compensation Committee has no current plans to make changes to the levels of benefits provided.

Determination of Executive Compensation

Traditionally, the Compensation Committee reviews our executive compensation program in November of each year, although decisions in connection with new hires and promotions are made on an as-needed basis.  As part of the review process, each executive provides input into the performance of the Company and the performance of each executive officer, including himself.  However, no executive officer participates in the Compensation Committee’s deliberations or decisions.  Each executive’s current and prior compensation is considered in setting future compensation.  In addition, the Compensation Committee performs an informal survey of area companies and banks and reviews the compensation practices of the surveyed companies.  To some extent, the compensation plan (base salary, bonus and long-term incentive program) contains elements similar to those used by many companies; however, our additional emphasis on fair treatment of all employees requires that we set executive salaries at levels that do not impede our ability to compete for quality employees.  The exact salary, annual bonus and stock option grants are chosen in an attempt to balance our competing objectives of fairness to all employees and attracting and retaining executive officers.  The Compensation Committee also considered the favorable results of the nonbinding advisory vote on executive compensation held at the 2018 Annual Meeting of Stockholders.  The Compensation Committee determined that Mr. Hyatt would receive a  3% increase in base salary in 2019 to $435,437 from a base salary of $422,754 in 2018.  The Compensation Committee determined that Mr. Chick would receive a 3% increase in base salary in 2019 to $248,251 from a base salary of $241,020 in 2018. Mr. Chick resigned from the Company on February 19, 2019. The Compensation Committee determined that Mr. Keitz would receive a salary increase of 9% on the one year anniversary of his employment in August 2018. Additionally, the Compensation Committee determined that Mr. Keitz would receive a 3% salary increase for 2019 to $242,050 from his ending base salary of $235,000 in 2018. The Compensation Committee awarded discretionary bonuses to executive officers in 2018 as follows: Mr. Hyatt -  $84,000;  Mr. Chick - $78,000 and Mr. Keitz -  $44,000.

Accounting and Tax Considerations

Under Section 162(m) of the Code, companies are subject to limits on the deductibility of executive compensation.  Deductible compensation is limited to $1 million per year for each executive officer listed in the summary compensation table.  Compensation that is “qualified performance-based compensation” under the Code’s definition is exempt from this limit.

The Tax Cuts and Jobs Act (the “Tax Act”) enacted on December 22, 2017, significantly modified Section 162(m) of the Code.  The Act eliminated the “qualified performance-based compensation” exception to the deductibility limitation under Section 162(m) for tax years commencing after December 31, 2017.  The Tax Act provides “grandfathered” treatment for qualified performance-based compensation in excess of $1 million that meets the requirements of Section 162(m), is payable pursuant a written binding contract in effect as of November 2, 2017, and is not modified in any material respect.  In addition, the Act expands the definition of “covered employee” to include the principal financial officer as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016.

The Compensation Committee has historically attempted to structure its compensation arrangements to achieve deductibility under Section 162(m) of the Code.  As was the case prior to the enactment of the Tax Act, the Compensation Committee will continue to monitor issues concerning the deductibility of executive compensation.  Since corporate objectives may not always be consistent with the requirements for tax deductibility, the Compensation Committee is prepared, when it deems appropriate, to enter into compensation arrangements under which payments will not be deductible under Section 162(m) of the Code.  Thus, deductibility will be one of many factors considered by the Compensation Committee in ascertaining appropriate levels or modes of compensation.

Summary Compensation Table

The following table sets forth information regarding compensation earned by the Company’s Chief Executive Officer and the other two most highly compensated executive officers  that received total compensation of $100,000 or more during the past fiscal year  ("named executive officers").

Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus(1)	Option Awards(2)	All Other Compensation(3)	Total

Alan J. Hyatt	2018	$422,764	$84,000	$—	$7,987	$514,751
President and Chief Executive	2017	$412,646	$20,000	$44,484	$4,286	$481,416
Officer

Christopher Chick	2018	$241,020	$78,000	$12,549	$28,716	$360,285
Executive Vice-President and	2017	$235,219	$18,250	$29,640	$14,846	$297,955
Chief Lending Officer(4)

Eric M. Keitz	2018	$221,154	$44,000	$—	$9,050	$274,204
Executive Vice-President and	2017	$68,635	$4,000	$61,007	$1,252	$134,894
Chief Operating Officer(5)

(1)	Amounts reflect compensation for services rendered in year indicated.
(2)

This column reflects the aggregate grant date fair value of options awarded in 2018 and 2017 in accordance with FASB ASC Topic 718.  Additional information regarding the size of the awards is set forth below under the “Outstanding Equity Awards” table. For information concerning the assumptions made in the valuation of these options, see Note 13 to the Company’s consolidated financial statements contained in the Annual Report on Form 10‑K for the fiscal year ended December 31, 2018.

(3)	All other compensation for 2018 consisted of the following elements:

Name and Principal Position	Year	Health Care Contribution(a)	401 (k) Matching Contribution(b)	ESOP Plan(c)	Total

Alan J. Hyatt	2018	$—	$4,005	$3,982	$7,987
President and Chief Executive Officer

Christopher Chick	2018	$18,738	$8,250	$1,728	$28,716
Executive Vice-President and Chief Lending Officer

Eric M. Keitz	2018	$7,181	$1,869	$—	$9,050
Executive Vice President and Chief Operating Officer

(a)	Amounts reflect contributions made by the Company for the executive’s health insurance premiums in excess of the amounts the Company would otherwise contribute to employees in general.
(b)	Amounts reflect matching contributions made by the Company to the executive’s 401(k) plan.

(c)

Amounts reflect contributions by the Company to the executive’s ESOP account in 2018 for 2017 plan year. Amounts to be contributed by the Company to the executive’s ESOP account for 2018 plan year have not yet been determined and are expected to be determined during the second quarter of 2019. The value reported is based on the closing price of the Company’s  stock as of December 31, 2018.

(4)	Mr. Chick resigned from the Company on February 19, 2019.
(5)	Mr. Keitz became an employee and Chief Operating Officer in August, 2017.

Narrative to Summary Compensation Table

The Company does not have employment agreements with the named executive officers. Salary and bonus decisions concerning named executive officers are made by the Compensation Committee as described above.  The base salaries for 2019 for Messrs. Hyatt, Chick, and Keitz,  are $435,437, $248,251, and $242,050, respectively.  For more information, see “Determination of Executive Compensation” above.

On February 27, 2018, the Compensation Committee granted 5,000 options at an exercise price of $7.28 to Mr. Chick.  These option were awarded under the 2008 Plan prior to its expiration. These options were forfeited upon Mr. Chick’s resignation on February 19, 2019.

Outstanding Equity Awards at Fiscal Year-End Table

The following table includes certain information with respect to the value of all unexercised options awarded to the named executive officers listed in the Summary Compensation Table as of December 31, 2018:

Outstanding Equity Awards at Fiscal Year End 2018

	Option Awards
Name and Principal Position	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration

Alan J. Hyatt	12/23/14	12,000	3,000	(1)	$4.980	12/23/19
President and Chief Executive Officer	12/22/15	12,000	8,000	(2)	$6.330	12/22/20
	11/22/16	8,000	12,000	(3)	$7.480	11/22/21
	12/19/17	4,000	16,000	(4)	$7.810	12/19/22

Christopher Chick	12/22/15	1,800	1,200	(2)	$5.750	12/22/21
Executive Vice-President and	11/22/16	4,800	7,200	(3)	$6.800	11/22/22
Chief Lending Officer	12/19/17	2,400	9,600	(4)	$7.100	12/19/23
	2/28/18	—	5,000	(5)	$7.280	02/19/19

Eric M. Keitz	12/22/15	1,200	800	(2)	$6.800	12/22/21
Executive Vice-President and	11/22/16	800	1,200	(3)	$6.800	11/22/22
Chief Operating Officer	8/23/17	4,000	16,000	(6)	$7.100	8/23/23
	12/19/17	800	3,200	(4)	$7.100	12/19/23

(1)	The options vest in five equal annual installments of 20% upon each of the first five anniversaries of the date of the grant on December 23, 2014.
(2)	The options vest in five equal annual installments of 20% upon each of the first five anniversaries of the date of the grant on December 22, 2015.

(3)	The options vest in five equal annual installments of 20% upon each of the first five anniversaries of the date of the grant on November 22, 2016.
(4)	The options vest in five equal annual installments of 20% upon each of the first five anniversaries of the date of the grant on December 19, 2017.
(5)	The options expired upon Mr. Chick’s resignation from the Company on February 19, 2019.
(6)	The options vest in five equal annual installments of 20% upon each of the first five anniversaries of the date of the grant on August 23, 2017.

Potential Payments upon a Termination of Employment or Change in Control

The Company does not have employment agreements, severance or “change in control” agreements with its executive officers.

Under the 2008 Plan, all outstanding stock options automatically will become exercisable upon the termination of the employment of the holder due to death or permanent disability.

In the event of a “change in control,” as determined by the Compensation Committee in its sole discretion and defined in the Company’s 2008 Plan, all outstanding stock options will become immediately exercisable. The Company’s 2008 Plan defines “change of control” to  mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) a merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) an acquisition by which a person becomes a controlling stockholder within the meaning of federal banking regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of ten percent or more of the outstanding voting securities of the Company by any person, entity, or group; provided, however, that a change in control of the Company shall not include the acquisition or disposition of securities of the Company by any person in control of the Company at the time of the adoption of the 2008 Plan and shall not include any subsequent acquisition or disposition of the securities of the Company by any person owned or controlled by, or under common control with, a person in control of the Company at the time of the adoption of the 2008 Plan.

Under the 2008 Plan, in the event of a change of control, the Compensation Committee, in its sole discretion, will take one or a combination of the following actions with respect to outstanding stock options, to be effective as of the date of such change in control:

•	provide that such options shall be assumed, or equivalent options shall be substituted by the acquiring or succeeding corporation; or
•

provide that the participants will receive upon the closing of the change in control transaction a cash payment for each option surrendered equal to the difference between (1) the market value of the consideration to be received for each share of our common stock in the change in control transaction times the number of shares subject to a surrendered option and (2) the aggregate exercise price of such surrendered options.

The following table sets forth the intrinsic value of the unvested stock options held by each named executive officer named in the Summary Compensation Table as of December 31, 2018 that would become vested upon termination of employment of the executive due to death or permanent disability or, assuming that the Compensation Committee so elects, the occurrence of a change in control as described above:

Name and Principal Position	Year	Amount (1)

Alan J. Hyatt	2018	$30,920
President and Chief Executive Officer

Christopher Chick	2018	$19,620
Executive Vice-President and
Chief Lending Officer

Eric M. Keitz	2018	$20,096
Executive Vice-President and
Chief Operating Officer

(1)

Calculated based on the difference between $7.98,  the closing price of our common stock on December 31, 2018,  and the exercise price of unvested stock options as of such date, multiplied by the number of outstanding options.

In the event that the employment of executive officers was terminated for any other reason on December 31, 2018, none of the unvested options would vest and all such options would expire.

In the event that the employment of an executive officer was terminated due to disability or death on December 31, 2018, they or their estate would be entitled to payments under disability or life insurance plans that the Company maintains for all full-time employees.

Director Compensation

For 2018, non-employee directors of the Company received a fee of $750 per attended meeting and non-employee directors of the Bank received $1,550 per attended meeting.  Each director of the Company is also a director of the Bank.   Meetings of the directors of the Company are held immediately before or after meetings of the directors of the Bank. In addition, each non-employee member of a committee of the Board of Directors received a fee for committee meetings attended in 2018 as follows:  $880 per Compensation Committee meeting; $200 per Loan Committee meeting; $800 per Corporate Governance Committee meeting; and $880 per Audit and Examining Committee meeting.  The Chairman of each committee received an additional $270 per meeting. Additionally, the Audit Committee Chairman receives a $1,000 monthly fee. A total of $246,370 was paid as directors’ fees and committee fees for the Company and the Bank in 2018.

The Board of Directors decided that for 2019, there would be no change in any of the fees payable to non-employee directors described above.

The following table sets forth a summary of the compensation the Company paid to our non-employee directors in 2018:

Director Compensation for 2018

Name	Fees earned or paid in cash(1)	Option Awards	All Other Compensation	Total

Raymond S. Crosby	$31,920	—	—	$31,920
		—	—
James H. Johnson, Jr.	$32,140	—	—	$32,140
		—	—
David S. Jones	$30,200	—	—	$30,200
		—	—
John A. Lamon III	$36,540	—	—	$36,540
		—	—
Albert W. Shields	$33,400	—	—	$33,400
		—	—
Mary Kathleen Sulick	$46,450	—	—	$46,450
		—	—
Konrad M. Wayson	$35,720	—	—	$35,720

(1)	Amounts reflect compensation for services rendered in 2018.

Certain Transactions with Related Persons

Alan J. Hyatt, who is an affiliated person by virtue of his stock ownership and positions as director and President of the Company and the Bank, is a partner of the law firm of Hyatt & Weber, P.A., which serves as general counsel to the Company and the Bank.  The law firm of Hyatt & Weber, P.A. received fees in the amount of $157,867 and $148,703 for services rendered to the Company and to the Bank and its subsidiaries for the years ended December 31, 2018 and 2017, respectively. The law firm received $216,519 and  $325,829 in fees from borrowers who obtained loans from the Bank for the year ended December 31, 2018 and 2017, respectively. Mr. Hyatt’s interest in these fees is not determinable.

During January, 2007, Hyatt & Weber, P.A. entered into a five year lease agreement with HS West, LLC, a wholly owned subsidiary of the Company to lease office space from the Company.  The term of the lease was five years with the option to renew the lease for three additional five year terms.  The monthly lease payment is $20,056, which increases 2% annually beginning with the third anniversary of the lease.  The second option to renew was exercised in January 2017.  The lease payment for 2019 will be $23,499 per month. Total rental income received by the Company during 2018 and 2017 was $281,065 and $276,458, respectively.  In addition, Hyatt & Weber, P.A. reimburses the Company for its share of common area maintenance and utilities.  The total reimbursement for 2018  and 2017  was $145,225 and $130,803, respectively.

The Bank has, and expects to continue to have, loan and other banking transactions (including, but not limited to, checking, savings and time deposits) with certain of its directors, nominees for director, officers, certain of their immediate family members and certain corporations or organizations with which they are affiliated. All such loan and other banking transactions (i) have not been classified as nonaccrual, past due, restructured or potential problems, (ii) were made in the ordinary course of business, (iii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to us, and (iv) did not involve more than the normal risk of collectability or present other unfavorable features.

The Company has adopted written policies and procedures regarding approval of transactions between the Company and any employee, officer, director and certain of their family members and other related persons required to be reported under Item 404 of Regulation S-K.  Under these policies, a majority of the disinterested members of the Audit and

Examining Committee must approve any transaction between the Company and any related party that involves more than $10,000.  If a majority of the members of the Audit and Examining Committee are interested in the proposed transaction, then the transaction must be approved by a majority of the disinterested members of the Board (excluding directors who are employees of the Company).  The Chair of the Audit and Examining Committee has the delegated authority to pre-approve or ratify (as applicable) any related party transaction in which the aggregate amount involved is expected to be less than $120,000.  In determining whether to approve or ratify a related party transaction, the Audit and Examining Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.  After adopting this policy, the Audit and Examining Committee ratified each of the transactions described above and approved the continuation of such transactions for the current year on substantially the same terms and conditions.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

FOR INCLUSION IN PROXY STATEMENT

Any proposal that a Company stockholder wishes to have included in the Company’s proxy statement and form of proxy relating to the Company’s 2020 Annual Meeting of Stockholders under Rule 14a‑8 of the Securities Exchange Act of 1934, as amended must be received by the Company’s Secretary at Severn Bancorp, Inc., 200 Westgate Circle, Suite 200, Annapolis, Maryland 21401 on or before December 26, 2019.   Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any stockholder proposal that does not meet the requirements of the SEC in effect at the time, including Rule 14a‑8.

In addition, stockholders are notified that the deadline for providing the Company timely notice of any stockholder proposal submitted outside of the Rule 14a‑8 process for consideration at the Company’s 2020 Annual Meeting of Stockholders is 60 days prior to the 2020 Annual Meeting of Stockholders.  For example, assuming that the 2020 Annual Meeting is held on April 24, 2020, then the notice would be due on or before February 24, 2020.  With respect to any proposal which the Company does not have notice of on or prior to such 60 day notice period, discretionary authority shall be granted to the persons designated in the Company’s proxy related to the 2020 Annual Meeting of Stockholders to vote on such proposal.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2018 accompanies this Proxy Statement.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the exhibits thereto required to be filed with the SEC under the Securities Exchange Act of 1934. Such written request should be directed to:

Paul B. Susie

Executive Vice-President and Secretary

Severn Bancorp, Inc.

200 Westgate Circle, Suite 200

Annapolis, Maryland  21401

The Form 10‑K is not part of the proxy solicitation materials.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, certain officers and persons who own more than 10% of its common stock, to file with the Securities and Exchange Commission initial reports of ownership of the Company’s equity securities and to all subsequent reports when there are changes in such ownership. Based on a review of reports submitted to the Company, except for Directors Raymond S. Crosby, James H. Johnson Jr., David S. Jones, John A. Lamon III, Albert W. Shields and Konrad M. Wayson,  and officers Alan J. Hyatt, Eric M. Keitz, Chris Chick, and Paul B. Susie, who each had one late Form 4 reporting one late transaction, the Company believes that during the fiscal year ended December 31, 2018 all other Section 16(a) filing requirements applicable to the Company’s officers, directors, and more than 10% owners were complied with on a timely basis.

COMMUNICATIONS WITH DIRECTORS

If any stockholder wishes to communicate with a member of the Board of Directors, the stockholder may communicate in writing to 200 Westgate Circle, Suite 200, Annapolis, Maryland 21401, attention: Paul B. Susie, via first class mail, or by facsimile at (410) 260‑2059. All communications received by Mr. Susie will be distributed to all members of the Board of Directors. Stockholders may also speak with the directors who attend the Annual Meeting.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not know of any other matters to be presented for action by the Stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.  The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) matters which the Company did not receive notice by February 26, 2019 were to be presented at the Annual Meeting; (ii) approval of the minutes of a prior meeting of the stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of the  proxy pursuant to Rules 14a‑8 or 14a‑9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Annual Meeting.

By order of the Board of Directors
/s/Paul B. Susie
Paul B. Susie
Secretary

Annapolis, Maryland

April 23, 2019

APPENDIX A

SEVERN BANCORP, INC.

2019 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1           Purpose, Effective Date and Term.  The purpose of the Severn  Bancorp, Inc. 2019 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Severn Bancorp, Inc. (the “Company”), and its subsidiary Severn Savings Bank, FSB (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company.  The Plan also provides eligible Participants with an opportunity to acquire an ownership interest, or otherwise increase their ownership interest, in the Company as an incentive for them to remain in the service of the Company and the Bank.  The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.  Upon stockholder approval of this Plan, no further awards shall be granted under the Severn Bancorp, Inc. 2008 Equity Incentive Plan, and such plan shall remain in existence solely for the purpose of administering outstanding grants.

Section 1.2           Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3           Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4           Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2— AWARDS

Section 2.1           General.  Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a) Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten‑year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option.  No Non-Qualified Options may be granted after the day immediately prior to the ten-year anniversary of the Effective Date.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such

APPENDIX A

that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d) Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5.

Section 2.2           Stock Options.

(a) Grant of Stock Options.  Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; (iv) specify the Exercise Price; and (v) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions.  A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.  In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.

(c) Method of Exercise. Subject to the other terms and conditions hereof, a Participant may exercise any Stock Option, to the extent such Stock Option is vested, by giving written notice of exercise to the Company; provided, however, that in no event shall a Stock Option be exercisable for a fractional share.  The date of exercise of a Stock Option shall be the later of: (i) the date on which the Company receives such written notice; and (ii) the date on which the Participant pays the applicable Exercise Price pursuant to this Section 2.2(c).  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof.  The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

APPENDIX A

(d) Prohibition of Cash Buy-Outs of Underwater Stock Options.  Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.

Section 2.3           Restricted Stock.

(a) Grant of Restricted Stock.  Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend or such other restrictive legend as the Committee, in its discretion, may specify:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Severn Bancorp, Inc. dated [Date], made pursuant to the terms of the Severn Bancorp, Inc. 2019 Equity Incentive Plan, copies of which are on file at the executive offices of Severn Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically)  in order to facilitate the paperless transfer of such Awards.  In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards.  Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)      Terms and Conditions.   Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends.  No cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award (including Performance Awards) shall be paid to any Participant unless and until the Participant vests in such underlying Restricted Stock Award. Upon the vesting of a Restricted Stock Award, any cash dividends or distributions declared but not paid during the vesting period with respect to such Restricted Stock Award shall be paid to the Participant within thirty (30) days following the vesting date.  Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.  All unvested dividends shall be forfeited by the Participants to the extent their underlying Restricted Stock Awards are forfeited.

(ii) Voting Rights.  Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock.  Such a direction for any such shares of

APPENDIX A

Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv) The Committee may, in connection with the grant of Restricted Stock Awards, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4           Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company.  Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant.  Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine.  The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii) The Committee may, in connection with the grant of Restricted Stock Units, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof.  Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant.  The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient.  An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such

APPENDIX A

Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.  No dividends shall be paid on Restricted Stock Units.  In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units.  In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5           Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award may be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee.  At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures.

(a)	Performance Measures. The performance measures may be based on any one or more of the following:
(i)	book value or tangible book value per share;
(ii)	basic earnings per share;
(iii)	basic cash earnings per share;
(iv)	diluted earnings per share;
(v)	diluted cash earnings per share;
(vi)	return on equity;
(vii)	net income or net income before taxes;
(viii)	cash earnings;
(ix)	net interest income;
(x)	non-interest income;
(xi)	non-interest expense to average assets ratio;
(xii)	cash general and administrative expense to average assets ratio;
(xiii)	efficiency ratio;
(xiv)	cash efficiency ratio;
(xv)	return on average assets;
(xvi)	cash return on average assets;
(xvii)	return on average stockholders’ equity;

APPENDIX A

(xviii)	cash return on average stockholders’ equity;
(xix)	return on average tangible stockholders’ equity;
(xx)	cash return on average tangible stockholders’ equity;
(xxi)	core earnings;
(xxii)	operating income;
(xxiii)	operating efficiency ratio;
(xxiv)	net interest rate margin or net interest rate spread;
(xxv)	growth in assets, loans, or deposits;
(xxvi)	loan production volume;
(xxvii)	non-performing loans;
(xxviii)	cash flow;
(xxix)

strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxx)	any other measure determined by the Committee; or
(xxxi)	any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures.  The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b) Adjustments.  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate.  Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, or any partial or complete liquidation by the Company or a Subsidiary.   If a Participant is promoted, demoted or transferred to a different business unit during a

APPENDIX A

performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.6           Vesting of Awards.  The Committee shall specify the vesting schedule or conditions of each Award.  Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated pursuant to the terms of the Plan due to death, Disability or Involuntary Termination following a Change in Control. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control).  Notwithstanding anything to the contrary herein, except to the extent specified in Section 4.1(c), at least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award unless accelerated due to death, Disability or Involuntary Termination following a Change in Control.

Section 2.7           Deferred Compensation.  If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8           Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.          Effect of Termination of Service on Awards.  The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award.  Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, or Termination of Service for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

APPENDIX A

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability, or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service.  Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired terms of the Stock Option, if less, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.  In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e) Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3— SHARES SUBJECT TO PLAN

Section 3.1           Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2           Share Limitations.

(a) Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 500,000 shares of Stock (the “Share Limit”).  Subject to Section 3.2(b), shares of Stock may be issued up to such Share Limit number pursuant to any type or types of Award; provided, however, that no more than 500,000 shares of Stock may be delivered pursuant to the exercise of Stock Options that are granted as ISOs.  The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available.  For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: (i) to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan; (ii) shares of Stock issued pursuant to Restricted Stock Awards or Restricted Stock Units shall count against the Share Limit as two (2) shares of Stock for every one share of Stock issued in connection with the Award; and (iii) shares of Stock issued pursuant to the exercise of Stock Options shall count against the Share Limit as one share of Stock for every one share of Stock to which such exercise relates.  To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted

APPENDIX A

hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3           Limitations on Grants to Employees; Awards to Directors.

(a) Limitation on Grants to Employees.  The maximum number of shares of Stock that may be granted to any one Employee pursuant to Section 3.2 (all of which may be granted during a single calendar year) shall not exceed 25,000 shares (all of which may be granted as Stock Options and/or Restricted Stock), provided, however, that such limitation shall be subject to adjustment as provided in Section 3.4.

(b) Awards to Directors.  Subject to the limitations set forth in Section 3.2, a Director, during any calendar year, may be granted an Award of Stock Options, Restricted Stock, Restricted Stock Units or a combination of such Awards as determined solely in the discretion of the Committee, provided, however, that the aggregate grant date fair value of such Awards (computed as of the date of grant in accordance with the generally accepted accounting principles in the United States) shall not exceed  $30,000 (each, an “Annual Award”).  Notwithstanding the foregoing, the Committee shall have discretion to elect not to make an Annual Award to a Director.

Section 3.4           Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the

APPENDIX A

event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5           Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, any applicable requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4— CHANGE IN CONTROL

Section 4.1           Consequence of a Change in Control.  Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control, or severance agreement entered into by and between the Company and/or the Bank and an Employee:

(a) At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).  All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination.

(b) At the time of an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately.  Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions, will be vested as specified in subsection (c) hereof.

(c) In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the “target” level as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level.

(d) With respect to Awards other than Awards the vesting of which is subject to performance-based conditions, in the event of a Change in Control, if the acquiring corporation fails to assume the Awards granted hereunder or to convert the Awards to awards for the acquirer’s stock options, restricted stock or restricted stock units, as applicable, such Awards shall vest immediately upon the effective time of such Change in Control.

Section 4.2           Definition of Change in Control.  For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a) Merger:  The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of

APPENDIX A

the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership:  A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d) Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5— COMMITTEE

Section 5.1           Administration.  The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.  Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act.  The Board  (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2           Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.  Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting

APPENDIX A

requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.6 (except to the extent permitted pursuant to Section 2.6 hereof), or accelerate the vesting requirements applicable to an Award as a result of a Change in Control (except to the extent permitted pursuant to Section 4.1 hereof).

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.
(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable corporate law.

(f) The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner  (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and applicable regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3           Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b‑3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a)  delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b‑3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4           Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5           Committee Action.  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper.  A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee.  Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties.  Any person

APPENDIX A

dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6— AMENDMENT AND TERMINATION

Section 6.1           General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2           Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7— GENERAL TERMS

Section 7.1           No Implied Rights.

(a) No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder.  Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2           Transferability.  ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code

APPENDIX A

Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this paragraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of vested Non-Qualified Options under the Plan; provided, however, that such transfers shall be limited in the same manner as set forth above for ISOs.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.  A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3           Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4           Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5           Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6           Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.  Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b).  If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee.  This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7           Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8           Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee, a Participant shall have the right to direct the Company to satisfy the minimum amount (or an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such

APPENDIX A

shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to a Participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor).  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may request to the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements or up to such Participant’s highest marginal tax rate.

Section 7.9           Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10         Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11         Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.  The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12         No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13         Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Maryland without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in the State of Maryland, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any award under this Plan, each Participant and any other person claiming any rights under the

APPENDIX A

Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14         Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15         Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16         Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17         Forfeiture Events.  The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18         Automatic Exercise.  In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements.  Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

APPENDIX A

Section 7.19         Regulatory Requirements.  The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20         Awards Subject to Clawback.

(a) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b) Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time-to-time, whether pursuant to Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise.

ARTICLE 8— DEFINED TERMS; CONSTRUCTION

Section 8.1           In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan.  Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d) “Board” means the Board of Directors of the Company.

(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the applicable Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.
(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

APPENDIX A

(i) “Committee” means the Committee acting under Article 5.

(j) “Director” means a member of the Board of Directors of the Company or a Subsidiary.  A “Director Emeritus” shall mean a former member of the Board of Directors of the Company or a Subsidiary but who continues to be associated with the Company or a Subsidiary as an adviser.

(k) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.  In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan.  To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(l) “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year;  (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto.  The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b‑3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(m) “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(n) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.
(o) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.
(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(q) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r) “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on an Exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

APPENDIX A

(s) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)	a material diminution in Participant’s base compensation;
(ii)	a material diminution in Participant’s authority, duties or responsibilities;

(iii) a change in the geographic location at which Participant must perform his or her duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Plan’s adoption by the Company; or

(iv) in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(t) “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(u) “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(v) “ISO” has the meaning ascribed to it in Section 2.1(a).

(w) “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(x) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.
(y) “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.
(z) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.
(aa) “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.
(bb) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(cc) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65 (or age 72 as a Director).  An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased.  A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire.  A non-

APPENDIX A

employee Director who continues in Service as a Director Emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.
(dd) “SEC” means the United States Securities and Exchange Commission.
(ee) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ff) “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a Director Emeritus or advisory director.  Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(gg) “Stock” means the common stock of the Company, $0.01 par value per share.
(hh) “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(ii) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(jj) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a Director Emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract.  For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period.  For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A‑1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A‑1(h)(ii).  For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an

APPENDIX A

independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service.  If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a Director Emeritus or advisory director.  With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director, Director Emeritus or advisory director.

(kk)	“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2           In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean local time of the Company;
(f) “including” means “including, but not limited to”;
(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

MMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by 12:00 a.m., EST, on May 16, 2019. Online GIof ntoo welwewct.rinovneicstvoortviontge,.com/SVBI delete QR code and control # o∆r scan the≈ QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SVBI Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Directors: For Withhold For Withhold 01— Raymond S. Crosby 02— Eric M. Keitz For Against Abstain For Against Abstain 2. The ratification of the appointment BDO USA, LLP as independent registered public accounting firm of the Company for the year ending December 31, 2019. 3. To approve the Severn Bancorp Inc. 2019 Equity Incentive Plan. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 2 2 B V 4 1 3 6 4 8 030APC MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and FOR Proposal 3. Annual Meeting Proxy Card1234 5678 9012 345

2019 Annual Meeting Admission Ticket 2019 Annual Meeting of Severn Bancorp, Inc. Shareholders Thursday, May 16, 2019, 9:00 AM Local Time DoubleTree Hotel 210 Holiday Court, Annapolis, MD 21401 Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/SVBI q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEVERN BANCORP, INC. (THE COMPANY") FOR THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD ON MAY 16, 2019 (THE “MEETING”). The undersigned hereby appoints Paul B. Susie, or his designee, with full power of substitution, to act as attorney and proxy for the undersigned, to represent and to vote, as designated below, all shares of common stock of the Company, which the undersigned is entitled to vote at the Meeting and at any postponement or adjournment thereof, with all powers the undersigned would possess if personally present. This proxy, when properly completed and executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL OF THE NOMINEES SPECIFIED IN PROPOSAL 1, “FOR” APPROVAL OF PROPOSAL 2 AND “FOR” APPROVAL OF PROPOSAL 3. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter that may properly come before the Meeting as described in the Proxy Statement. Should the signatory(ies) be present and elect to vote at the Meeting, or at any postponements or adjournments thereof, and after notification to the Secretary of the Company at the Meeting of such person’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The signatory(ies) may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. The signatory(ies) acknowledge(s) receipt from the Company prior to the execution of this proxy of the Notice of the Meeting, the Proxy Statement dated April 23, 2019, and the Annual Report to Stockholders for the year ended December 31, 2018. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items REVOCABLE PROXY — SEVERN BANCORP, INC. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SVBI